Exhibit 99.8

Execution Version

Amendment to Registration Rights Agreement

Amendment, dated as of July 1, 2019 and effective as of the Effective Time (as defined below) (this “Amendment”) among The Blackstone Group Inc., a Delaware corporation (the “Corporation”) and the Demand Committee (as defined in the Agreement (as defined below)) (collectively, the “Parties”), to the Agreement.

W I T N E S S E T H

WHEREAS, the Corporation and the Covered Persons (as defined in the Agreement) heretofore executed and delivered a Registration Rights Agreement, dated as of June 18, 2007 (the “Agreement”);

WHEREAS, pursuant to Section 3.2 of the Agreement, this amendment may be entered into by the Corporation and the Demand Committee without the consent of any other person; and

WHEREAS, in connection with an internal reorganization involving the conversion of The Blackstone Group L.P. into a Delaware corporation, the Parties desire to make related amendments to the Agreement.

Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Agreement.

NOW, THEREFORE, the Parties hereby agree as follows:

1.	Amendment to Section 1.1 of the Agreement.

(a)	The definition of “Blackstone Holdings” is hereby amended and restated in its entirety as follows:

“Blackstone Holdings” means, collectively, Blackstone Holdings I L.P., a Delaware limited partnership (“Blackstone Holdings I”), Blackstone Holdings AI L.P., a Delaware limited partnership (“Blackstone Holdings AI”), Blackstone Holdings II L.P., a Delaware limited partnership (“Blackstone Holdings II”), Blackstone Holdings III L.P., a Québec société en commandite (“Blackstone Holdings III”) and Blackstone Holdings IV L.P., a Québec société en commandite (“Blackstone Holdings IV”).

(b)	The definition of “Blackstone Holdings Partnership Unit” is hereby amended and restated in its entirety as follows:

“Blackstone Holdings Partnerships Unit” means, collectively, one partnership unit in each of Blackstone Holdings I, Blackstone Holdings AI, Blackstone Holdings II, Blackstone Holdings III and Blackstone Holdings IV issued under each of their respective Blackstone Holdings Partnership Agreements.

(c)	The definition of “Blackstone Holdings Partnership Agreements” is hereby amended and restated in its entirety as follows:

“Blackstone Holdings Partnership Agreements” means, collectively, the Second Amended and Restated Limited Partnership Agreement of Blackstone Holdings I, the Second Amended and Restated Limited Partnership Agreement of Blackstone Holdings AI, the Second Amended and Restated Limited Partnership Agreement of Blackstone Holdings II, the Third Amended and Restated Limited Partnership Agreement of Blackstone Holdings III and the Third Amended and Restated Limited Partnership Agreement of Blackstone Holdings IV, as each of them may be amended, supplemented or restated from time to time.

(d)	The definition of “Board” is hereby amended and restated in its entirety as follows:

“Board” means the Board of Directors of the Corporation.

(e)	The following definitions are hereby added in proper alphabetical order:

“Class A Common Stock” means shares of Class A common stock, par value $0.00001 per share, of the Corporation.

“Class C Common Stock” means the Class C common stock, par value $0.00001 per share, of the Corporation.

“Class C Stockholder” means Blackstone Group Management L.L.C., a Delaware limited liability company and any successor or permitted assign that owns the Class C Common Stock at the applicable time.

“Corporation” means The Blackstone Group Inc., a Delaware corporation, and any successor thereto.

(f)	The definitions of “Common Units”, “General Partner” and “Partnership” are hereby deleted.

(g)

Reference to “General Partner” in the definition of “Registration Expenses” is hereby removed and reference to “Partnership” in the definition of “Registration Expenses” is hereby amended and replaced by reference to “Corporation”.

2.	Amendment to Section 2.5(m) of the Agreement. Section 2.5(m) is hereby amended to reflect the following changes (~~strikethroughs~~ represent deletions and double underlines represent insertions):

The ~~Partnership~~Corporation shall have appropriate officers of the ~~General Partner, the Partnership~~Corporation or Blackstone Holdings (i) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (ii) take other actions to obtain ratings for any Registrable Securities and (iii) otherwise use their commercially reasonable efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of Registrable Securities.

3.	Amendment to Section 2.7 of the Agreement. Section 2.7 is hereby amended to reflect the following changes (~~strikethroughs~~ represent deletions and double underlines represent insertions):

Indemnification by Registering Covered Persons. Each Registering Covered Person hereby indemnifies and holds harmless, and the ~~Partnership~~Corporation may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with this Article II, that the ~~Partnership~~Corporation shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold harmless, the ~~Partnership~~Corporation and all other prospective sellers of Registrable Securities, the directors of the ~~General Partner~~Corporation, each officer of the ~~General Partner or the Partnership~~Corporation who signed the Registration Statement and each person, if any, who controls the ~~Partnership~~Corporation and all other prospective sellers of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in Section 2.6 above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the ~~Partnership~~Corporation with respect to such seller or any underwriter specifically for use in the preparation of such registration statement, prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the ~~Partnership~~Corporation, any of the Registering Covered Persons or any underwriter, or any of their respective affiliates, directors, officers or controlling persons and shall survive the transfer of such securities by such person. In no event shall such indemnification liability of any Registering Covered Person be greater in amount than the dollar amount of the proceeds received by such Registering Covered Person upon the sale of the Registrable Securities giving rise to such indemnification obligation.

4.	Amendment to Section 2.8 of the Agreement. Reference to “General Partner” in Section 2.8 is hereby amended and replaced by reference to “Corporation”.

5.	Amendment to Section 3.4(b) of the Agreement. Section 3.4(b) is hereby amended to reflect the following changes (~~strikethroughs~~ represent deletions and double underlines represent insertions):

Notwithstanding the provisions of paragraph (a), the ~~General Partner may bring, or may cause the Partnership to~~Corporation may bring, on behalf of the ~~General Partner or the Partnership~~Corporation, an action or special proceeding in any court or competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (b), each Covered Person (i) expressly consents to the application of paragraph (c) of this Section 3.4 to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions on this Agreement would be difficult to calculate and that remedies at law would be inadequate, and (iii) irrevocably appoints the ~~General Partner~~Corporation as such Covered Person’s agent for service of process in connection with any such action or proceeding and agrees that service of process upon such agent, who shall promptly advise such Covered Person of any such service of process, shall be deemed in every respect effective service of process upon the Covered Person in any such action or proceeding.

6.	Amendment to Section 3.5 of the Agreement.

(a)	The second paragraph of Section 3.5(a) of the Agreement is hereby amended and restated as follows:

If to a Covered Person,

c/o The Blackstone Group Inc.

345 Park Avenue

New York, New York 10154

Attention: Chief Legal Officer

Fax: (212) 583-5660

Electronic Mail: john.finley@blackstone.com

(b)	The third paragraph of Section 3.5(a) of the Agreement is hereby amended and restated as follows:

If to the Corporation, at

c/o The Blackstone Group Inc.

345 Park Avenue

New York, New York 10154

Attention: Chief Legal Officer

Fax: (212) 583-5660

Electronic Mail: john.finley@blackstone.com

7.	Except as otherwise stated in Sections 1(g), 2, 3, 4 and 5 of this Amendment, the Agreement is hereby amended by replacing all references to:

(a)	“Partnership” with references to “Corporation”;

(b)	“General Partner” with references to “Board”; and

(c)	“Common Units” with references to “shares of Class A Common Stock”.

8.

Effective Time. This Amendment shall be effective, and the provisions hereof shall become operative, at 12:01 a.m. on July 1, 2019 (the “Effective Time”) and no party shall be required to commence performance hereunder until the Effective Time.

9.	Ratification and Confirmation of the Agreement. Except as so modified pursuant to this Amendment, the Agreement is hereby ratified and confirmed in all respects.

10.	Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

11.

Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the undersigned as of the date first above written.

THE BLACKSTONE GROUP INC.

By:	/s/ Stephen A. Schwarzman
Name: Stephen A. Schwarzman
Title: Chairman and Chief Executive Officer

DEMAND COMMITTEE

By:	/s/ Stephen A. Schwarzman
Name: Stephen A. Schwarzman
Title: Founding Member

[Signature Page to Amendment to Registration Rights Agreement]